UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): February 13, 2012

GOLIATH FILM AND MEDIA HOLDINGS

 (Exact name of registrant as specified in its charter)

CHINA ADVANCED TECHNOLOGY

(Former name)

NEVADA

(State or other jurisdiction of incorporation)

0-18945

84-1055077

(Commission File Number)     (IRS Employer Identification No.)

640 S. San Vicente Blvd., Fifth Floor, Los Angeles,  California 90048(Address of principal executive offices and zip code)

(310)- 795-8302

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On February 13, 2012, the Company issued a press release relating to its distribution rights to the following films: Seducing Spirits, The Perfect Argument, Marina Murders, Film Struggle, Divorce in America, A wonderful Summer, The Truth About Layla, Living with Cancer and The Biggest Fan.  A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) The following exhibits are filed with this report:

Exhibit
Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February  13, 2012

GOLIATH FILM AND MEDIA HOLDINGS

By: /s/    Lamont Roberts

Name: Lamont Roberts

Title: Chief Executive Officer

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